UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025 (May 22, 2025)

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	90-1604380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

120 State Ave Ne, Ste 1014

Olympia, Washington 98501

(Address of Principal Executive Offices) (Zip Code)

(206) 963-1094

(Registrant’s telephone number, including area code)

511 Sixth Avenue, Suite 800

New York, New York 10011

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c)(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As disclosed in a Current Report on Form 8-K filed October 28, 2024, on September 18, 2024, in a case styled White Rocks (BVI) Holdings Inc., et al., v. Reichman, et al., Case No.: A-24-896359-B, Clark County, Nevada, District Court, the Court entered an Order Appointing Receiver (the “Receivership Order”) of Global Tech Industries Group, Inc., a Nevada corporation (the “Company”). Pursuant to the Receivership Order, Paul L. Strickland (the “Receiver”) was appointed as receiver of the Company.

On May 22, 2025, the Receiver filed with the Court an Omnibus Objection to Identified Shares Of Illicit GTII Common Stock Held by Identified Shareholders and Motion for Order (I) Barring the Transfer Of and Establishing Procedures Concerning the Designation of Shares as Illicit Shares and (II) Approving the Receiver’s Entry Into Release Agreements with Respect to Such Illicit Shares (the “Receiver’s Objection”). The Court has not yet acted on the Receiver’s Objection.

A true and correct copy of the Receiver’s Objection is filed as Exhibit 99.1 to, and incorporated by reference in, this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	The Receiver’s Omnibus Objection to Identified Shares Of Illicit GTII Common Stock Held by Identified Shareholders and Motion for Order (I) Barring the Transfer Of and Establishing Procedures Concerning the Designation of Shares as Illicit Shares and (II) Approving the Receiver’s Entry Into Release Agreements with Respect to Such Illicit Shares filed May 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025.

GLOBAL TECH INDUSTRIES GROUP, INC.

	By:	/s/ Paul Strickland
Paul Strickland
Court-Appointed Receiver